UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 25, 2023

METAVESCO, INC.

(Exact name of registrant as specified in its charter)

Nevada	811-08387	54-1694665
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 Peachtree Pkwy, Suite 4245

Cumming, GA 30041

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (678) 341-5898

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 15, 2023, Metavesco, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the dismissal of Hudgens CPA, PLLC (“Hudgens”) as the Company’s independent registered public accounting firm and the appointment of GreenGrowth CPAs as the Company’s independent registered public accounting firm. The Initial 8-K included certain disclosures that inadvertently indicated that Hudgens issued reports on the Company’s financial statements for the fiscal years ended June 30, 2022 and 2021, whereas Hudgens only issued a report on the Company’s financial statements for the fiscal year ended June 30, 2022 and did not issue a report on the Company’s financial statements for the fiscal year ended June 30, 2021. This Amendment No. 1 to the Initial 8-K (“Amendment No. 1”) is being filed to correct this inadvertent error. Except for the changes noted in this Explanatory Note and certain conforming edits, no other changes have been made to the disclosure provided in the Initial 8-K.

The Company provided Hudgens with a copy of the disclosure contained in this Amendment No. 1, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that Hudgens furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. Hudgens’ letter to the Commission is attached hereto as Exhibit 16.1.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On August 25, 2023, Hudgens CPA, PLLC, resigned as the independent registered public accounting firm of Metavesco, Inc. (the “Company”).

Hudgens’ report on the Company’s financial statements for the fiscal year ended June 30, 2022 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report expressed substantial doubt regarding the Company’s ability to continue as a going concern. Furthermore, during the Company’s fiscal year ended June 30, 2022 and through August 25, 2023, there have been no disagreements with Hudgens on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Hudgens’ satisfaction, would have caused Hudgens to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements for such period.

For the fiscal year ended June 30, 2022 and through August 25, 2023, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Hudgens with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that Hudgens furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. Hudgens’ letter to the Commission is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Accounting Firm

On September 7, 2023, the Company’s Board of Directors appointed GreenGrowth CPAs (“GreenGrowth”) as the Company’s new independent registered accounting firm. During the Company’s two most recent fiscal years and through September 7, 2023, neither the Company nor anyone acting on the Company’s behalf consulted GreenGrowth with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Hudgens CPA, PLLC, dated September 20, 2023, addressed to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metavesco, Inc.

Date: September 20, 2023	By:	/s/ Ryan Schadel
Ryan Schadel
Chief Executive Officer